EXHIBIT 10.4

=====================================================================================================================
                  OPTIONEE                       Grant Date     Expiration Date  Option Price Per      Number of
                                                                                       Share        Options Granted
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================



                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                           SAVVIS HOLDINGS CORPORATION
                             1999 STOCK OPTION PLAN


                  SAVVIS Holdings Corporation, a Delaware corporation (the "Company"), and the individual named above (the "Optionee"), hereby agree as follows:

SECTION 1. GRANT OF OPTIONS. In conformity with the SAVVIS Holdings Corporation 1999 Stock Option Plan (the "Plan"), the provisions of which are incorporated herein by this reference, and pursuant to authorization of the Committee charged with the administration thereof (the "Committee"), the Company hereby grants to Optionee Non-Qualified Stock Options (the "Options") to purchase all or any part of the number of shares of common stock of the Company, par value $0.01 per share, set forth above under the caption "Number of Options Granted," on the terms and conditions herein set forth. These Options shall constitute and be treated at all times by Optionee and the Company as a "non-qualified stock option" for federal income tax purposes and shall not constitute and shall not be treated as an "incentive stock option." The grant hereunder is made on the Grant Date set forth above (the "Grant Date"). Capitalized terms not defined in this Agreement shall have the meanings given in the Plan.

SECTION 2. OPTION PRICE. The purchase price per share of the Stock covered by the Options (the "Option Price") shall be the Option Price Per Share set forth above. The Board of Directors of the Company (the "Board") has determined that the Option Price is at least equal to the Fair Market Value of the Stock as of the Grant Date.

SECTION 3. EXERCISABILITY.

       (a) The Optionee may exercise the Options (subject to the limitations on exercise set forth in this Agreement and in the Plan), at any time, and from time to time, after the Grant Date if the Options have not terminated. Notwithstanding the foregoing, the Options shall be exercisable in full no later than ten years after the Grant Date.

       (b) The Optionee shall not exercise the Options unless the Optionee has been an employee of the Company or a Related Company at all times during the period beginning on the Grant Date and (i) ending on the day three months before the date of such exercise; or (ii) if Optionee ceases to be such an employee as a result of Disability, ending on the day one year before the date of such exercise; or (iii) if Optionee ceases to be such an employee as a result of Retirement (even if also as a result of Disability), ending on the day five years before the date of such exercise. Notwithstanding the foregoing, if the Optionee dies while employed by the Company or a Related Company or at any time thereafter while the Options remain exercisable, the Options may be exercised until the earlier to occur of the Expiration Date or the date three years after the date of death, and shall not be exercised thereafter.

       (c) The exercisability of the Options shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company or a Related Company. For purposes of this Agreement, services as a consultant, advisor or independent contractor shall be considered services as an employee and services provided to a Related Company shall be considered services provided to the Company.

       (d) An individual who is granted a leave of absence by the Company or a Related Company for any reason shall be considered to remain employed by the Company or a Related Company until the leave expires or a date two years after the date the leave commenced, whichever occurs first.

       (e) For purposes of this Agreement, "Retirement" means voluntary termination by Optionee of his or her employment with the Company or a Related Company after Optionee (i) attains age 60, and (ii) has completed 20 years of service with the Company.

SECTION 4. TERMINATION. The Options shall terminate and cease to be exercisable in accordance with the following provisions:

       (a) Notwithstanding any other provisions of this Agreement, the Options shall terminate at the close of business on the Expiration Date set forth above or, if sooner, the business day before the tenth anniversary of the Grant Date (as applicable, the "Expiration Date"), unless sooner terminated as provided below. For this purpose, "business day" means a day on which the Company's corporate headquarters is open for normal business.

       (b) The Options shall terminate when they no longer may be exercised pursuant to Section 3(b) or when they are terminated as provided in Sections 8 or 9, if sooner than the Expiration Date.

SECTION 5. EXERCISES.

       (a) The Options may be exercised by the Optionee, his or her guardian or legal representative during his or her lifetime or a transferee pursuant to
Section 11, and by the Optionee's Post-Death Representatives or a transferee after the Optionee's death. The term "Post-Death Representatives" means the executor or administrator of the Optionee's estate or the person or persons to whom the Optionee's rights under this Agreement shall pass by his or her will or the laws of descent and distribution.

       (b) An exercise of the Options shall be made by delivering to the Committee or its designee on the exercise date:

              (i) a written notice (in the form of Exhibit A attached) designating the number of shares to be purchased, which notice must contain such other information as the Committee or its designee may require and be signed by the Optionee or the person acting under Section 5(a) hereof, and

              (ii) payment of the full amount of the Option Price of the Options being exercised.

       (c) An Optionee may pay the Option Price:

              (i)  in cash;

              (ii) if the Stock is publicly traded (as defined in the Plan), in Stock which, if acquired from the Company, has been held for at least six months including by deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates;

              (iii) if the Stock is publicly traded (as defined in the Plan), payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Options are exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Options and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Options plus the amount (if any) of Required Withholding Taxes.

       (d) The date of exercise shall be the date the written notice and the Option Price actually are received by the Committee or its designee, regardless of the means of delivery.

SECTION 6. WITHHOLDING TAXES. If as a result of the exercise of any Options, Required Withholding Taxes will become due, the Optionee shall, concurrently with the exercise of such Option(s), pay to the Company or a Related Company the amount of such Required Withholding Taxes in cash.

SECTION 7. RESTRICTIONS ON TRANSFERS OF STOCK

       (a) Any shares of Stock acquired pursuant to the exercise of an Option shall be Restricted Stock, and Optionee (or such other individual who is entitled to exercise an Option) shall not sell, pledge, assign, gift, transfer or otherwise dispose of any shares of Restricted Stock to any person or entity, other than pursuant to Section 11, except in accordance with the following schedule: as to twenty-five percent of the shares of Restricted Stock on the first anniversary of the Grant Date (the first "Anniversary Date") and as to an additional twenty-five percent of the shares of Restricted Stock after each of the next three Anniversary Dates.

       (b) With respect to either the whole or any part of the Restricted Stock, the period during which it is subject to repurchase is the "Restricted Period." During the Restricted Period and prior to the satisfaction of any other restrictions prescribed by the Committee, the Optionee may not sell, transfer, assign, pledge or otherwise encumber or dispose of the Restricted Stock except to the extent provided in Section 11.

       (c) Subject to Section 7(e) below, upon a termination of employment prior to the termination of the Restricted period, the Company shall have the right to repurchase the Restricted Stock at a price equal to the lesser of (i) Fair Market Value and (ii) the Option Price. The Company shall deliver to the Optionee, or other holder of such shares of Restricted Stock, notice that it is exercising its repurchase right within 20 business days after the date of termination of employment. In the event that the Company determines that it cannot or will not exercise its right to purchase Restricted Stock pursuant to this subsection, in whole or in part, the Company may assign its right hereunder, in whole or in part, to a stockholder of the Company, a benefit plan of the Company or an affiliate. The Company shall give reasonable written notice to the Optionee of any assignment of its right. "Fair Market Value," for purposes of this subsection, shall be determined by the Board in the same manner specified in the Plan for determining the Option Price. A notice of repurchase given pursuant to this subsection shall specify the price and date of closing of such repurchase, which shall be no later than 30 days from the date the Company exercises such right. In the event any such repurchase right is exercised in accordance with this subsection, the holder of the Restricted Stock being repurchased shall be obligated to sell such Restricted Stock pursuant to the exercise of such right.

       (d) With respect to the whole or any part of the Restricted Stock, upon the expiration of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the whole or part of the Restricted Stock shall lapse, and a stock certificate representing a number of shares of Stock equal to the number of shares of Restricted Stock for which the restrictions have lapsed shall be delivered, free of all the restrictions, to the Optionee or his or her beneficiary or estate, as the case may be.

       (e) If the Optionee dies, becomes disabled or retires before the end of the Restricted Period, the restrictions on transfer of the Restricted Stock shall lapse on the date of death, Disability or Retirement, and the Restricted Stock shall be deliverable to the executors, administrators, legatees or distributees of the Optionee's estate.

       (f) The Committee may accelerate the dates on which the Restricted Stock may be assigned, sold or otherwise transferred and/or the date the Restricted Period shall terminate.

       (g) The Optionee understands that the Optionee (and not the Company) shall be responsible for Optionee's own federal, state, local or foreign tax liability that may arise as a result of the transactions contemplated by this Agreement. The Optionee is relying solely on the determination of Optionee's tax advisors and or Optionee's own determinations, and not on any statements or representations of the Company or any of its agents with regard to all such tax matters. The Optionee understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Restricted Stock and the fair market value of the Restricted Stock as of the date any restrictions on the Restricted Stock lapse. In this context, "restriction" includes the right of the Company to buy back the Restricted Stock pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% stockholders also means the period after the purchase of the Restricted Stock during which such officers, directors and 10% stockholders could be subject to suit under Section 16(b) of the Exchange Act. The Optionee understands that Optionee may elect to be taxed at the time the Options are exercised for Restricted Stock rather than when and as the Company's repurchase option or Section 16(b) period expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of exercising the Options.

         THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE COMPANY OR ITS REPRESENTATIVES VOLUNTARILY ASSIST THE OPTIONEE TO MAKE THIS FILING.

SECTION 8. OTHER FORFEITURES; RELATED MATTERS.

       (a) If the Optionee is dismissed from employment for good cause, both vested and unvested Options shall immediately terminate and be forfeited to the extent not previously exercised. For this purpose, "good cause" shall mean willful misconduct, dereliction of duties, or conviction of a felony or a crime the nature of which would cause the Optionee's continued employment to adversely affect the reputation of the Company or Related Company.

       (b) By accepting this Agreement, the Optionee consents to a deduction from any amounts owed to Optionee by the Company or Related Company (including, but not limited to, amounts owed as wages or other compensation, fringe benefits, nonqualified retirement benefits, or vacation pay) to the extent of the amounts owed by the Optionee to the Company or Related Company pursuant to this Agreement. In the event that such set-off does not satisfy the full amount owed to the Company, the Optionee agrees to pay the unpaid balance immediately to the Company or Related Company.

       (c) The provisions of paragraph (a) and (b) of this Section shall survive the vesting, exercise, and/or termination of the Options.

SECTION 9. ADJUSTMENTS.

       (a) In the event of (i) any change in the outstanding shares of Stock by reason of any stock split (excluding the July 22, 1999 stock split), combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the Committee shall make such equitable adjustments to Options as it shall deem appropriate in order to prevent the dilution or enlargement of the economic value of the Options. Any such determination by the Committee shall be conclusive and binding on all concerned.

       (b) Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the stockholders and other than an affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Options shall terminate, except to the extent provision is made in connection with such transaction for the assumption of the Options, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise price, in which event the Options shall continue in the manner and under the terms so provided. In the event of any such termination of the Options, Optionee shall have the right (subject to the general limitations on exercise set forth herein), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Options in whole or in part, whether or not such Options were otherwise exercisable at the time such termination. The Committee shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding the foregoing (but only if expressly provided in any option agreement), in the event of a transaction described in this Section 9(b), the Board of Directors may, in its sole discretion, cancel any outstanding Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of consummation of such transaction, the holder of such Options had become entitled to purchase (and had not purchased) multiplied by
(B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such transaction exceeds (2) the Option Price applicable to such Option Shares.

SECTION 10. REPRESENTATIONS. Optionee represents and warrants to the Company that, upon exercise of the Options, Optionee will be acquiring the shares of Stock for Optionee's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Optionee understands that (i) neither the Options nor the Stock have been registered with the Securities and Exchange Commission by reason of their issuance in a transaction exempt from the registration requirements and (ii) the shares acquired pursuant to exercise of the Options must be held indefinitely by Optionee unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The stock certificates for any shares of Stock issued to Optionee will bear the following legend:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

SECTION 11.  TRANSFERS.  Optionee may  transfer,  not for value,  all or part of
Options  or  Restricted  Stock to any  Family  Member.  For the  purpose of this
Section 11, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Optionee) in exchange for an interest in that entity. Optionee must provide the Company with a notice of a transfer of the Options or Restricted Stock in the form attached hereto as Exhibit B. If requested by Optionee, the Company will cooperate with Optionee in determining the value of the Company common stock at the time of the transfer. Following a transfer under this Section 11, any such Options or Restricted Stock shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options or Restricted Stock are prohibited except to Family Members of the original Optionee in accordance with this Section 11 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 3 hereof shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Sections 3 and 4. "Family Member" means a person who is a child, stepchild, grandchild, parent, stepparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

SECTION 12. LIMITATION ON RIGHTS IN COMPANY STOCK.

       (a) Neither the Optionee, his or her Post-Death Representatives nor a transferee pursuant to Section 11 shall have any of the rights of a shareholder with respect to shares of Stock covered by the Options until shares of Stock are issued to him, her, or them upon exercise of the Options.

       (b) Prior to exercise of the Options, the Company may require the Optionee or a transferee pursuant to Section 11 to execute a restrictive stock agreement, lock-up agreement or any other agreement restricting the Optionee's ability to transfer Stock subsequent to the exercise of the Options in such form as the Company shall reasonably determine to be appropriate.

SECTION 13. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement or the Plan shall confer on the Optionee any right or expectation to continue in the employ of his or her employer or the Company or to interfere in any manner with the absolute right of the employer or the Company to change or terminate the Optionee's employment at any time for any reason or no reason.

SECTION 14. AMENDMENTS. This Agreement may be amended in writing by the Company and Optionee, provided that the Company may amend this Agreement unilaterally if the amendment does not adversely affect or impair the rights of the Optionee. The Company shall give notice to the Optionee of any such unilateral amendment either before or promptly after the effective date thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the Grant Date.

                                      SAVVIS HOLDINGS CORPORATION



                                      By:
                                         ---------------------------------------
                                           Vice President - General Counsel





                                         ---------------------------------------
                                           Optionee

                                    EXHIBIT A

                              OPTION EXERCISE FORM


                        TO BE EXECUTED BY THE OPTIONEE TO
                      EXERCISE THE RIGHTS TO PURCHASE STOCK
                       EVIDENCED BY THE FOREGOING OPTIONS



TO:           SAVVIS HOLDINGS CORPORATION


              I, (First and Last Name) , a Participant under the SAVVIS Holdings Corporation 1999 Stock Option Plan (the "Plan"), do hereby exercise the right to purchase ___________ shares of Common Stock, $0.01 par value, of SAVVIS Holdings Corporation pursuant to the Options dated (Date of Grant) under the Plan.

              Enclosed herewith is:

              (i)    $___________, or

              (ii) shares of Common Stock, properly endorsed or accompanies by a duly executed stock power, with a Fair Market Value of $________________,

an amount equal to the total Option Price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.


Date:
                                         ---------------------------------------
                                              Signature


                                         ADDRESS OF OPTIONEE:

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         [Insert Optionee's Address]



Send a completed copy of this Option Exercise Form to:

                  SAVVIS Holdings Corporation
                  717 Office Parkway
                  St. Louis, MO  63141-7115
                  Attn:  Vice President and General Counsel

                                    EXHIBIT B

                     OPTION/RESTRICTED STOCK TRANSFER NOTICE



NOTICE dated as of ____________, 199__ by _________________ (the "Optionee").

                  1. Optionee has given, transferred and delivered to [Family Transferee] all of Optionee's right, title and interest in ________ shares of Restricted Stock or in options to acquire ___________ shares of common stock of the Company on the terms and conditions contained in the Option Agreement (copy attached) pursuant to which the Options were granted.

                  2. By accepting this transfer, [Family Transferee] has agreed to be bound by the terms and conditions of the Option Agreement, including any restrictions contained therein, and the [Family Transferee's] signature on the Notice indicates such agreement.


                                         OPTIONEE



                                         ---------------------------------------
                                          [Name]

AGREED:

[FAMILY TRANSFEREE]


---------------------------------------

[Name]

ADDRESS:

---------------------------------------

---------------------------------------